SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

AZZAD FUNDS

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[Insert date], 2012

Dear Shareholder:

The Azzad Funds (the “Trust”) will hold a Special Meeting of Shareholders (“Special Meeting”) on [insert date] at [insert time], Eastern Time. Shareholders are being asked to vote on two proposals.

Proposal 1 pertains to shareholders of both the Azzad Ethical Fund and the Azzad Wise Capital Fund (collectively the “Funds”). Proposal 1 calls for shareholders to vote for the election of four Trustees to the Trust’s Board of Trustees. All of the nominees currently serve as Trustees of the Trust.

Proposal 2 pertains to shareholders of the Azzad Ethical Fund only.   Proposal 2 seeks shareholder approval of a Sub-Advisory Agreement between the investment adviser of the Azzad Ethical Fund, Azzad Asset Management, Inc. (the “Adviser”), and Ziegler Lotsoff Capital Management, LLC (“ZLCM”), which would be acting as a sub-adviser to the Azzad Ethical Fund. The Adviser is an SEC registered investment adviser that has been in business since 1997 and focuses on providing advisory services pursuant to socially responsible principles.  Mr. Jamal Elbarmil has managed the Azzad Ethical Fund since 2008. ZLCM is an SEC registered investment adviser that is headquartered in Chicago, Illinois and has significant experience managing investment portfolios. ZLCM currently provides a mid-cap growth model that the Adviser uses to manage a separate account of the Adviser.

The Trustees believe these proposals will improve the management and operations of each of the Funds. The Trust was established in 2000 to provide investors with an investment vehicle that operates consistent with a socially responsible investment philosophy.

If you owned shares in the Azzad Wise Capital Fund as of the close of business on August 1, 2012, you are entitled to vote at the meeting on the first proposal.  If you owned shares in the Azzad Ethical Fund as of the close of business on August 1, 2012, you are entitled to vote at the meeting on both the first and second proposal. The Fund’s Board of Trustees unanimously recommends that you approve both proposals.

No matter how many shares you own, your vote is important.  Your prompt response will help reduce proxy costs – which are paid for by the Funds – and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

Bashar Qasem

Chairman

AZZAD ETHICAL FUND

AZZAD WISE CAPITAL FUND

(EACH A SERIES OF AZZAD FUNDS)

3141 Fairview Park Drive, Suite 460

Falls Church, Virginia 22042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [INSERT MEETING DATE]

A Special Meeting of shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund, each a series of Azzad Funds (“Trust”), will be held on [insert date], at [insert time], Eastern Time, at 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042, for the following purpose:

(1)

To elect four Trustees to the Board of Trustees of the Trust;

(2)

To approve a Sub-Advisory Agreement for the Azzad Ethical Fund between Azzad Asset Management, Inc. and Ziegler Lotsoff Capital Management, LLC; and

(3)

To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournments thereof if you owned shares in the Azzad Wise Capital Fund and/or the Azzad Ethical Fund at the close of business on August 1, 2012. You may vote:

1)

By Internet, by going to www.azzadfunds.com and following the instructions

2)

By telephone, by calling the toll-free number listed on your proxy card and following the instructions, or

3)

In person during the meeting.

THE BOARD OF TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS.

 The proxy materials for the Shareholder meeting to be held on [INSERT MEETING DATE] are available at www.azzadfunds.com.

The Annual Report and Semi-Annual Report of both the Azzad Ethical Fund and the Azzad Wise Capital Fund are included with this communication and are available at http://www.azzadfunds.com/HowToInvest.aspx.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

Jamal Elbarmil

SECRETARY

[Insert date]

IMPORTANT INFORMATION REGARDING THE PROXY STATEMENT

The following information is only a brief summary of the proposal and is qualified in its entirety by reference to the Proxy Statement.  Before you vote, you should read the Proxy Statement in its entirety.

Q.  What are the Shareholders voting on?

A. The Board of Trustees (the “Board”) of the Azzad Funds is sending these proxy materials to shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund. The Board is asking shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund to vote for the election of the Trustees.  The Board of Trustees is also asking shareholders of the Azzad Ethical Fund to approve a Sub-Advisory Agreement between the investment adviser of the Fund, Azzad Asset Management, and Ziegler Lotsoff Capital Management, which would be acting as a sub-adviser to the Fund.

Q. Why am I receiving information about Funds I do not own?

A. The management of the Funds has concluded that it is more cost effective to hold a joint meeting for all the Funds.  You will be asked to vote separately on the proposal(s) with respect to the Fund(s) that you own.

Q.  Why am I being asked to vote for the election of Trustees to the Board?

The Investment Company Act of 1940, as amended (the “Investment Company Act”) requires that shareholders elect a fund’s Trustees under certain circumstances. As a general matter, the Board may fill vacancies as long as, after the Board fills the vacancy, at least two-thirds of the Trustees have been elected by shareholders. Currently, three of the four Trustees have previously been elected by shareholders, and the fourth was appointed by the Trustees who are not “interested persons” in 2008. All of the nominees already serve as Trustees of your Fund, and, by electing the nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Q.  Azzad Ethical Fund Shareholders only: Why is Ziegler Lotsoff Capital Management, LLC (“ZLCM”) being proposed as a sub-adviser to the Azzad Ethical Fund?

A. ZLCM is an independent professional investment management and advisory organization that, as of December 31, 2011, has approximately $4 billion dollars under management and provides investment services to institutions, mutual fund sub-advisory clients, municipalities, and pension plans. ZLCM has provided an investment model that the Adviser has used to manage a separately managed account with a similar investment strategy as the Fund, mid-cap growth, for Azzad Asset Management, Inc. since February 2004.  ZLCM uses a disciplined, repeatable investment process that is based on a quantitatively driven model that incorporates fundamental qualitative analysis.

The Board of Trustees believes that ZLCM would greatly enhance the Fund’s management resources and will assist the Fund in gaining more traction among prospective investors. The investment adviser will retain control of the Fund’s trading activities and will continue to be responsible for the day-to-day operations of the Fund. ZLCM will assist the adviser in the management of the Fund by providing an investment model for the Adviser to use in managing the Fund’s investments and consulting services to the Adviser with respect to the investment model and the Fund’s investments.

Q.  Azzad Ethical Fund Shareholders Only: Why am I being asked to approve this Sub-Advisory Agreement?

A.  The Investment Company Act requires a shareholder vote to approve a new sub-advisory agreement with a fund’s investment adviser.  The Sub-Advisory Agreement would take effect upon Shareholder Approval.

Q.  Azzad Ethical Fund Shareholders only: What happens if the proposed Sub-Advisory Agreement is not approved?

A.  If the shareholders of the Azzad Ethical Fund do not approve the proposed Sub-Advisory Agreement, the Board of Trustees will take such further action as it deems in the best interests of the shareholders of the Fund.

Q.  Who is asking for my vote?

A.  The enclosed proxy is being solicited by the Board of Trustees of the Azzad Funds for use at the special meeting of the shareholders scheduled on [insert time & date].

Q.  How does the Board suggest that I vote?

A.  After careful consideration, the Board recommends that shareholders of the Azzad Wise Capital Fund vote “FOR” the election of all four nominees.  The Board recommends that shareholders of the Azzad Ethical Fund vote “FOR” the election of the nominees and “FOR” the approval of the proposed Sub-Advisory Agreement.

Q.  Will the Funds incur any proxy related costs?

A.   Yes. The cost of the proxy will be allocated equally to each Fund.

Q. How do I vote?

A. You may vote in one of the following ways:

1)

By Internet, by going to www.azzadfunds.com and following the instructions on the website,

2)

By telephone, by calling the toll-free number listed on your proxy card and following the instructions,

3)

By mail, by sending a copy of the proxy to the address listed on your proxy card, or

4)

In person during the meeting.

Should you choose not to attend the meeting, we encourage you to vote by Internet or telephone, as those methods cost less money to process than by mail

Q.  How do I revoke or change my vote?

A.  You may revoke your proxy and change your vote by:

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Signing a proxy card with a later date and returning it before the polls close at the Meeting,

•

Voting by telephone or on the Internet before [insert], or

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Voting at the meeting.

Q.  Does my vote make a difference?

A.  Yes.  Even if you have very few shares, you help the Funds receive enough votes to act on the proposals by casting your vote as soon as possible.  By voting early, you help avoid the expense of sending additional mailing to try to get shareholders to cast more votes.

Q.  Whom do I call if I have questions?

A.  We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting.  Please call 888-862-9923 x115 Monday through Friday between 9:00 am and 5:00 pm (Eastern Time).

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

(EACH A SERIES OF AZZAD FUNDS)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

 TO BE HELD ON

 [insert date]

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund, each a series of Azzad Funds (“Trust”) in connection with the Board of Trustees’ solicitation of proxies to be used at the Special Meeting of the Shareholders of the Funds (“Special Meeting”) to be held on [insert date] at [insert time], Eastern Time, at Azzad Asset Management, Inc. (the “Adviser), 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042, or any adjournment or adjournments thereof.  This Proxy Statement and related proxy card will first be mailed to shareholders on or about [insert date].

At a Board meeting held on August 16, 2012, the current Trustees of the Trust nominated for election the four nominees set forth in Proposal 1 below (the “Nominees”).  The shareholders of the Azzad Wise Capital Fund (the “Azzad Wise Capital Fund”) and the Azzad Ethical Fund (“Azzad Ethical Fund”, together with the Azzad Wise Capital Fund, the “Funds”) are being asked to vote for the election of the Nominees.

The shareholders of the Azzad Ethical Fund are also being asked to consider the approval of a Sub-Advisory Agreement for the Azzad Ethical Fund.  The Sub-Advisory Agreement is between the Adviser and Ziegler Lotsoff Capital Management, LLC (“ZLCM”).

The affirmative vote of a plurality of the votes cast on Proposal 1 at the Special Meeting, provided there is a quorum present, is required to elect a Trustee.  Under the Investment Company Act, a fund sub-advisory agreement must be approved by shareholders owning a majority of the fund’s outstanding securities.  Accordingly, the Trustees are requesting that (i) shareholders of the Azzad Wise Capital Fund and the Azzad Ethical Fund vote “ FOR” Proposal 1 for the election of the Nominees and (ii) the shareholders of the Azzad Ethical Fund vote “FOR” Proposal 2 approving the Sub-Advisory Agreement.

PROPOSAL 1:

ELECTION OF TRUSTEES

At a Board meeting held on August 16, 2012, the current Trustees of the Trust nominated for election the four nominees listed below to serve on the Board of the Trust. All of the Nominees, Bashar Qasem, Syed Shamshad Husain, Syed K. Raheemullah, and Qamaruddin Ali Yar Khan, currently serve as Trustees of the Trust. Mr. Qasem is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) by virtue of his position as President and CEO of the Adviser (the “Interested Nominee”). Each of the other Nominees is not an “interested person” of the Trust within the meaning of the Investment Company Act (an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons” of the Trust within the meaning of the Investment Company Act.  The shareholders of the Funds are being asked to vote for the election of the Nominees at this Special Meeting.  If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed.

Information about the Nominees

Information regarding each of the Nominees is set forth in the tables below.

INDEPENDENT NOMINEES

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past 5 Years
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 75	Trustee	Indefinite / Since 2000	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)	2	None
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 63	Trustee	Indefinite / Since 2000	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	2	None
Qamaruddin Ali Yar Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 66	Trustee	Since December 2008	Certified Public Accountant (CPA) and Vice President for Sonoscan Inc.(2001 to present) (Accounting Firm)	2	None

INTERESTED NOMINEE

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bashar Qasem* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 48	Chairman, Treasurer, and Trustee	Indefinite/Since 2001	President & CEO of the Adviser (since 2000)	2	None

*Mr. Qasem is an Interested Nominee because he serves as President and CEO of the Adviser.

OFFICERS WHO ARE NOT TRUSTEES

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 51	Secretary	Indefinite/Since 2003	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001)	2	None
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 38	Chief Compliance Officer	Indefinite/Since 2007	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002)	2	None

*Manal Fouz is the wife of Bashar Qasem.

Leadership Structure and Board of Trustees

The Board supervises the business and management activities of the Trust and approves all significant agreements between the Trust and outside service providers.  The Board of Trustees is scheduled to meet four times a year.  The Trust is led by Mr. Qasem and does not have an independent lead trustee.  The Board reviewed the collective and individual experience, qualifications, and skills of the Nominees. Qualifications common to all Nominees are strong educational backgrounds, lifetimes of experience in business and finance, personal investments in the Funds, and an ability to effectively evaluate information about the Funds, the Adviser, and its service providers. All of the Nominees (except for Mr. Qasem) reside locally in the suburbs of Chicago. The Trust believes that it is in the interests of the Funds’ shareholders to have a board whose members are within easy access to each other outside of the Adviser’s presence.

Mr. Qasem serves as the Board’s Chairman. The Board believes that its leadership structure is appropriate given the Funds’ size and investment objectives. Mr. Qasem has over 15 years’ experience in the investment management field and has served as chairman of the Azzad Funds since their inception. Mr. Qasem brings to the Board an advantageous insight into the Funds’ operations, investment objectives and history. The Board believes that, at this time, he is the most qualified of the four members to serve as Chairman.

In determining that each Nominee is qualified to serve on the Board, the Board considered a variety of criteria, including actual service, commitment and participation of each Nominee during his tenure with the Funds. The following are additional qualifications of each Nominee:

Bashar Qasem is the founder and president of the Adviser, established in 1997. For over 15 years, the Adviser has provided investment management services to the Azzad Funds and other investors. Mr. Qasem has served as the Funds’ chairman since 2003, and his institutional knowledge of the Funds is an important part of Board discussions.  Mr. Qasem was selected to serve as a Trustee based primarily on his experience in the investment management industry and prior mutual fund experience.

Syed Raheemullah is an engineer for Lucent Technologies. He has served as a Trustee of the Trust since its inception, and his past experience with mutual funds contributes to Board decision-making.  Mr. Raheemullah was selected to serve as a Trustee based primarily on his general business experience and prior mutual fund experience.

Syed Shamshad Husain is an accountant and the managing director for a book publishing firm in Chicago, Illinois. He has served as a Trustee of the Trust since its inception, and his experience as an accountant is particularly helpful in discussions regarding pricing.  Mr. Husain was selected to serve as a Trustee based primarily on his experience in accounting and prior mutual fund experience.

Qamaruddin Ali Yar Khan is the Vice President of Sonoscan and a Certified Public Accountant. Mr. Khan previously served as the Chairman and Trustee of the Trust from its inception until 2003. He was appointed to the Board by the Independent Trustees in 2008. The Board considers his strong background in accounting and mutual fund operations invaluable.  Mr. Khan was selected to serve as a Trustee based primarily on his experience in business and accounting and prior mutual fund experience.

The Trust’s Audit Committee consists of Mr. Husain, Mr. Raheemullah and Mr. Khan.  The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees.  During the fiscal year ended June 30, 2012, the Audit Committee held two meetings.

The Board does not have a formal nominating committee. Decisions concerning nominations of Trustees are formed by the entire Board, excluding Mr. Qasem, an Interested Trustee.  Nominations are discussed whenever necessary to fulfill a Trustee position.

The Board’s role in the management of the Azzad Funds is oversight. Daily management of the Funds, selection of Fund holdings, administration and distribution services, and management of operational and portfolio risk are the responsibilities of the Adviser. The Board obtains and reviews various reports and agreements from the Adviser, service providers, auditors, and the Funds’ compliance officer. The Board meets independently with the Funds’ Chief Compliance Officer (“CCO”) at least once a year (or whenever a material event occurs) to discuss the Adviser’s and Funds’ compliance procedures and findings. In addition, the portfolio manager for the Funds reports to the Board, at least once a year, on various potential risks to the Funds including investment, liquidity and operational risks.

Fund Ownership. The following table sets forth the dollar range of equity securities in the Trust beneficially owned by each Nominee as of August 1, 2012.

INDEPENDENT NOMINEES

TRUSTEE NAME/ADDRESS	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD ETHICAL FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD WISE CAPITAL FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Qamaruddin Ali Yar Khan 330 Tuttle Drive Bloomingdale IL 60108	$1-$10,000	None	$1-$10,000
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540	$1-$10,000	None	$1-$10,000
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103	$10,001-$50,000	None	$10,001-$50,000

INTERESTED NOMINEE

TRUSTEE NAME/ADDRESS	DOLLAR RANGE OF EQUITY SECURITIES THE AZZAD ETHICAL FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE AWC FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042	$10,001-$50,000	None	$10,001-$50,000

Compensation. For their service as Trustees, the Independent Trustees are entitled to receive from the Trust an aggregate fee of $1,000 per year for attendance at all meetings held on a day on which a regularly scheduled board meeting is held and $50 per day for attendance by telephone at a meeting held on each day on which no regular board meeting is held.  None of the executive officers receives compensation from the Trust. The Funds will pay a pro rata portion of the fees payable to the Independent Trustees of the Funds. During the fiscal year ended June 30, 2012, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name of Person	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Complex Paid to Trustees
Syed Shamshad Husain	N/A	N/A	$1,000
Syed K. Raheemullah	N/A	N/A	$1,000
Qamaruddin Ali Khan	N/A	N/A	$1,000

THE BOARD OF TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1 FOR THE ELECTION OF EACH OF THE NOMINEES AS A TRUSTEE OF THE TRUST.

PROPOSAL 2:

FOR AZZAD ETHICAL FUND SHAREHOLDERS ONLY

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN ZIEGLER LOTSOFF CAPITAL MANAGEMENT, LLC AND THE ADVISER

Background

The Board of Trustees (“Board”) is requesting that the shareholders of the Azzad Ethical Fund (“Fund”) approve the proposed Sub-Advisory Agreement between Ziegler Lotsoff Capital Management, LLC (“ZLCM”) and the Adviser.

Proposed Sub-Advisory Agreement

Under the proposed Sub-Advisory Agreement, ZLCM will provide portfolio management services to the Fund subject to the investment objectives, philosophy and restrictions of the Fund.  The Adviser will maintain responsibility over the day-to-day portfolio management of the Fund and will retain control over the Fund.  ZLCM will assist the adviser in the management of the Fund by providing an investment model for the Adviser to use in managing the Fund’s investments and consulting services to the Adviser with respect to the investment model and the Fund’s investments. ZLCM will receive a monthly fee paid by the Adviser (not the Fund) at an annual rate equal to the Fund’s average daily net assets.

The proposed Sub-Advisory Agreement will become effective upon shareholder approval.  The proposed Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the proposed Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the proposed Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.  The proposed Sub-Advisory Agreement may be terminated at any time on not more than 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust. The proposed Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act).

The proposed Sub-Advisory Agreement for the Fund is attached as Exhibit A.  You should read the agreement.  The description of the agreement in this Proxy Statement is only a summary.

Proposed Sub-Adviser

The proposed sub-adviser, ZLCM, is an SEC registered investment adviser and a Wisconsin limited liability company located at 20 N. Clark Street, 34th Floor, Chicago, Illinois, 60602. ZLCM is an independent professional investment management and advisory organization that has approximately $4 billion dollars under management as of December 31, 2011 and provides investment services to institutions, mutual fund sub-advisory clients, municipalities, and pension plans. ZLCM has managed a separately managed account with a similar investment strategy as the Fund, mid-cap growth, for the Adviser since February 2004.  ZLCM uses a disciplined, repeatable investment process that is based on a quantitatively driven model that incorporates fundamental qualitative analysis.

The name and principal occupation of each principal executive officer and each director of ZLCM are listed in the chart below. The address for each is 20 N. Clark Street, 34th Floor, Chicago, Il 60602.

NAME:	PRINCIPAL OCCUPATION:
Scott A. Roberts	Chief Executive Officer & President
Paula M. Horn	Managing Director and Chief Investment Officer
Matthew S. MacLean	Managing Director, General Counsel & Chief Compliance Officer
Allison J. Brink	Managing Director, Director of Marketing
Margaret M. Baer	Managing Director and Chief Administrative & Operating Officer

ZLCM will assign a professional team of portfolio managers to assist the Adviser in the management of the Fund.  The team will be led by Donald W. Reid, Ph.D Managing Director and Senior Portfolio Manager – Core and Value Equities, and Joseph N. Pappo, Managing Director and Senior Portfolio Manager of Active Equity Strategies.

Dr. Reid is a Managing Director and Senior Portfolio Manager for ZLCM’s Core and Value Equities and is responsible for quantitative stock analysis, portfolio construction, and research and development of new products and product improvements. Prior to joining ZLCM, he had similar responsibilities as Director of Quantitative Equity Research at Weiss, Peck & Greer, 1991-1996, and as Director of Research and Development for Eden Financial Corporation, 1988-1991. He has extensive experience in theoretical and applied financial research in portfolio management and investments. He was instrumental in developing the theory and modeling techniques that led to the creation of the Weiss, Peck & Greer quantitative equity product line as well as subsequent product improvements employed at Lotsoff Capital Management.  Dr. Reid was an Associate Professor of Finance at the University of South Alabama from 1990-1991; Associate Professor at the University of Georgia, 1986-1990; and Assistant Professor at the University of Kentucky, 1981-1986. He has several academic and trade publications to his credit including an article co-authored with Dr. Harry Markowitz (recipient of the 1990 Nobel Prize in Economics) in the Journal of Portfolio Management, Summer 1994 Issue, entitled, “The Value of a Blank Check”. Dr. Reid was an accountant with Ernst & Ernst (currently Ernst & Young) early in his career. Dr. Reid holds a B.S. from Auburn University, a M.S. from University of Georgia, and a Ph.D. from University of Kentucky with a concentration in Financial Economics.

 Mr. Pappo holds a B.A. and a M.A. from Northwestern University. He is a Managing Director and Senior Portfolio Manager for ZLCM’s Active Equity strategies and is responsible for stock selection, operations, systems, and trading.  In 1988, Mr. Pappo founded Eden Financial Corporation, where he served as president between 1988 -1991. Eden Financial offered clients unique investment opportunities by applying Modern Portfolio Theory to the stock market. The Eden operation was integrated into Weiss, Peck & Greer in 1991 as the new Quantitative Equity Division. From June 1991 through July 1996, Mr. Pappo served as the managing director of that division. The division managed seven mutual funds and 30 institutional accounts.  Between 1981-1989, Mr. Pappo co-owned and managed GNP Options, a successful equity options trading partnership that employed sophisticated arbitrage strategies using theoretical valuation models. Responsibilities included managing partnership assets and floor traders affiliated with the partnership.

EVALUATION BY THE BOARD OF TRUSTEES OF THE PROPOSAL

At an in-person meeting held on August 16, 2012 (the “Meeting”), the Board, including all of the Independent Trustees, considered and approved the proposed Sub-Advisory Agreement between ZLCM and the Adviser.

The Board acknowledged it received various due diligence materials from the Adviser relating to certain factors the Board considered in determining whether to approve the Agreement. These included: (i) a copy of the proposed Sub-Advisory Agreement between ZLCM and the Adviser, as well as, the process by which the Adviser selected and recommended ZLCM for Board approval, (ii) the nature, extent and quality of services to be provided by ZLCM; (iii) the fees proposed to be paid by the Adviser to ZLCM;  (iv) information regarding ZLCM’s reputation, investment management business, personnel and operations; (v) information regarding ZLCM’s historical performance returns managing investment mandates similar to the Fund’s investment mandate, with such performance compared to relevant indices; (vi) information regarding ZLCM’s compliance program; (vii) information regarding ZLCM’s financial condition; (viii) and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund grows.

In connection with its deliberations, the Board considered information supplied by the Adviser and ZLCM in advance of the meeting on August 16, 2012. In its deliberation, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the proposed Sub-Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by ZLCM. In examining the nature, extent and quality of the services to be provided by ZLCM to the Fund, the Board considered (i) ZLCM’s organization, history, reputation, qualification and background, as well as the qualifications of it personnel; (ii) its expertise in providing portfolio management services to other similar investment products and the performance history of those portfolios; (iii) its proposed investment strategy for the Fund, namely, domestic mid-cap growth; (iv) its long and short term performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Board considered ZLCM’s investment process and research resources and capabilities, evaluating how ZLCM would complement the Adviser. The Board also discussed the acceptability of the terms of the proposed Sub-Advisory Agreement, noting the Adviser, the Board or shareholders of the Fund may terminate the agreement at any time, without the payment of any penalty and with not more than 60 days’ notice. The Board also considered the due diligence review process undertaken by the Adviser, noting specifically that ZLCM has managed assets for the Adviser since 2004 with a similar investment mandate. The Board concluded that the Fund will benefit from the quality and experience of ZLCM’s investment professionals. The Board noted that ZLCM’s balance sheet was audited by a third party, Grant Thornton LLP, as of December 31, 2010. The board reviewed ZLCM’s cash flow, assets and liabilities to determine if ZLCM is financially stable and has adequate resources to provide the Fund with research, personnel and consulting services. The board also reviewed ZLCM’s firm wide assets under management and overall business standing. The Board concluded that ZLCM is in sound financial standing and would be capable of fulfilling its obligations under the proposed Sub-advisory Agreement.

Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the Sub-Advisory services to be provided by ZLCM were adequate and appropriate in light of their experience in managing mid-cap growth equity assets, ZLCM’s portfolio management and research resources to be applied in assisting the Adviser in the management of the Fund’s portfolio and the Adviser’s recommendation to engage ZLCM.

Investment Performance of ZLCM. The Board considered ZLCM’s successful track record in providing an investment model that the Adviser has used to manage a separately managed account with a similar investment mandate as the Fund’s since 2004. The Board acknowledged that it received and reviewed information prepared by the Adviser regarding ZLCM’s performance compared against its benchmark as well as to the Fund. The Board also discussed ZLCM’s reputation and experience with respect to mid-cap equity investing, the portfolio managers’ experience in selecting mid-cap stocks that conform with the Adviser’s ethical investment screens, and the Adviser’s experience and reputation in selecting, evaluating and overseeing investment managers. The Board noted that, since the inception of ZLCM’s mid-cap model (February 6, 2004), the model outperformed the Fund in 2005, 2006, 2007, 2009 and 2010, and that the only period in which the Fund significantly outperformed ZLCM’s model was in 2011. The Board also noted that, for the six month period ended June 30, 2012, the model continues to outperform the Fund by 4.32%. Based on these factors, the Board concluded that ZLCM may be able to provide valuable assistance to the Adviser in generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Costs of Services to be Provided. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the fee would be paid by the Adviser (not the Fund) and, therefore, would not impact the fees paid by the Fund. The Board considered that the Fund would be receiving the additional research services and investment management expertise, from a reputable firm, without any additional impact on the Fund’s shareholders.

Profitability and Economies of Scale to be Realized. The Board recognized that, because ZLCM’s fee would be paid by the Adviser, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. However, the Trustees concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to the Adviser and fees payable by the Adviser to ZLCM, in the future.

The Board also considered whether there were any ancillary benefits that may accrue to ZLCM as a result of ZLCM’s relationship with the Fund. It was noted that ZLCM would not be directly responsible for selecting securities to trade in the Fund’s portfolio. Instead, the Adviser would maintain control over directing the Fund’s investments. It was noted that the Board may receive reputational benefits from serving as a sub-adviser to a mutual fund. However, any such benefits may be balanced by the greater regulatory scrutiny that serving as a sub-adviser to a mutual fund entails. The Board concluded that the benefits that were expected to accrue to ZLCM by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the proposed Sub-Advisory Agreement was in the best interest of the Fund and its shareholders, and approved the proposed Sub-Advisory Agreement for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2 FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT WITH ZLCM.

VOTING SECURITIES AND VOTING

The close of business on August 1, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting (“Record  Date”).  On that date, the Azzad Wise Capital Fund had 3,253,665.700 shares of common stock outstanding and entitled to vote and the Azzad Ethical Fund had 2,087,910.856 shares of common stock outstanding and entitled to vote.  Each share of each Fund is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote.  Proposal 1 requires the favorable vote of the plurality of outstanding voting shares of all of the Funds that are series of the Trust. Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund.

The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting.  In the event that a quorum is not present at the Special Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy even though less than a quorum is present at the Meeting.  The persons named as proxies will vote those proxies which they are entitled to vote “FOR” any such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” any such proposal against such adjournment.

Broker non-votes and abstentions will have no effect on Proposal 1.  However, for Proposal 2, they will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of Proposal 2, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion.  You may revoke any proxy prior to its exercise by filing with the Trust an instrument revoking the proxy or a duly executed Proxy bearing a later date. To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  Except as set forth below, the Trust does not know of any person, as of the Record Date, who owned beneficially more than 5% of either Fund’s outstanding shares.

SHAREHOLDER’S NAME/ADDRESS:	NUMBER OF OUTSTANDING SHARES OWNED:	NAME OF FUND	PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED:
FolioFn Investments Inc 8180 Greensboro Drive, 8th Floor McLean, VA 22102	1,143,579.315 Shares	Azzad Ethical Fund	54.83%
FolioFn Investments Inc 8180 Greensboro Drive, 8th Floor McLean, VA 22102	3,119,427.422 Shares	Azzad Wise Capital Fund	95.87%

Shareholders owning more than 25% of the shares of a Fund are deemed to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

PROXY COST AND DELIVERY

The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily via the Internet and mail but also may include telephone or oral communications by regular employees of the Adviser.

OPERATION OF THE AZZAD FUNDS

The Trust is organized as an open-end management investment company organized as a Massachusetts business trust on December 16, 1996.  The Trust’s principal executive offices are located at 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Funds currently retain Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042 as investment adviser and administrator.  The Funds retain Mutual Shareholder Services to manage the Fund’s business affairs, and act as the Fund’s transfer agent and Fund accountant.  The address of Mutual Shareholder Services is 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147.

ANNUAL AND SEMI-ANNUAL REPORTS

Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, are included with this Proxy Statement and are available at no charge by sending a written request to the Fund at Azzad Funds, c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 or by calling toll-free 888.350.3369.

SHAREHOLDER PROPOSALS

The Trust is not required to, and does not hold annual meetings of shareholders, except as required by the Investment Company Act.  When annual or special meetings are held by the Trust, shareholder proposals that are intended for inclusion in the proxy materials for the meeting must be received by the Trust within a reasonable period of time before the solicitation is made.  Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to Azzad Funds, c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 or by calling 888.350.3369.  Timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

By order of the Board of Trustees,

Jamal Elbarmil,

Secretary

[insert date]

EXHIBIT A

AZZAD ETHICAL FUND

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is dated as of [_______], 2012, between Azzad Asset Management, Inc. (the “Adviser”) and Ziegler Lotsoff Capital Management, LLC (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to Azzad Ethical Fund (the “Fund”), a series of Azzad Funds (the “Trust”), pursuant to a Management Agreement dated as of June 5, 2009 (the “Management Agreement”);

WHEREAS, the Trust is a management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide certain investment advisory services with respect to the Fund, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to provide certain investment advisory services to the Adviser and the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.

Services Rendered by Sub-Adviser.  The Sub-Adviser agrees to assist the Adviser in the management of the Fund by providing an investment model (the “Model”) for the Adviser to use in managing the Fund’s investments and by providing consulting services to the Adviser with respect to the Model and the Fund’s investments.  The Sub-Adviser shall ensure that the Model provided to the Adviser is in compliance with the Fund’s investment requirements and restrictions, as set forth in the Fund Prospectus and Statement of Additional Information, and as communicated by the Adviser to the Sub-Adviser.  The Sub-Adviser shall provide the Adviser at least quarterly a written report summarizing the Fund’s portfolio holdings and characteristics, as well as certain periodic information or reports to the Adviser, including notice to the Adviser in the event of certain developments such as material compliance violations, changes in key personnel, SEC investigations or enforcement actions.

The Adviser may require the Sub-Adviser to perform additional marketing services at its discretion including, but not limited to, assistance in drafting shareholder letters that accompany quarterly statements and various shareholder reports, including the Fund’s semi-annual and annual reports.  The Sub-Adviser agrees to assist the Adviser in various marketing efforts, including speaking with the media and conducting presentations to prospective shareholders whenever reasonably possible.

3.

Authority of the Adviser.  The Adviser shall maintain responsibility for the day-to-day portfolio management of the Fund.  The Adviser shall retain all authority as administrator of the Fund and investment adviser to the Fund including, but not limited to, the authority to vote on proxies, place trades and value the Fund.  The Adviser shall maintain responsibility for ensuring that the composition of the Fund’s portfolio is consistent with applicable requirements and restrictions.  The Adviser shall implement the Model at its sole discretion.  The Sub-Adviser shall not have any authority to manage the Fund’s investments.

The Adviser shall provide reasonable assistance to the Sub-Adviser in operating under this Agreement, including providing key information about the Fund.

4.

Sub-Adviser Covenants.

(a)

The Sub-Adviser shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request, as well as such reports and documents regarding the Sub-Adviser as the Adviser or the Board may reasonably request for due diligence purposes or for meeting any requirements of the 1940 Act;

(b)

The Sub-Adviser hereby represents that it is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 and that it will notify the Adviser of any change in its registration status promptly.

(c)

The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;

(d)

The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.  The Sub-Adviser shall provide to the Trust’s Chief Compliance Officer a copy of its compliance policies and procedures, as well as copies of each annual written report regarding the Sub-Adviser’s compliance program or an executive summary of the report.

5.

Services to Other Advisers.  It is understood that the Sub-Adviser performs money management services for various investments advisers.  The Sub-Adviser shall allocate these services in a fair and equitable manner.  Both parties and their principals, employees and affiliates may purchase or sell investment instruments for their own accounts, and the Sub-Adviser shall not have any obligation to recommend for purchase or sale by the Fund any investment instrument that the Sub-Adviser, its principals, employees or affiliates may purchase or sell for its or their own account, if in the opinion of the Sub-Adviser, such transaction appears unsuitable, impractical or undesirable for the Fund.

6.

Books and Records.  The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

7.

Expenses of the Sub-Adviser.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

8.

Compensation of the Sub-Adviser.  For the services provided, the Adviser will pay to the Sub-Adviser as full compensation therefore a monthly fee at an annual rate equal to 0.25% of the Fund’s average daily net assets.  The fee for each month will be paid to the Sub-Adviser during the succeeding month.  The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

9.

Liability.  Neither the Sub-Adviser nor its members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any action performed or omitted to be performed, in good faith or at the discretion of the Adviser, except to the extent resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on its part in the performance of its obligations and duties under this Agreement.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

10.

Duration and Termination.  The term of this Agreement shall begin on the date that the Sub-Adviser first provides services hereunder and shall continue in effect for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on not more than 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

11.

Amendment.  This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under the current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

12.

Notices.  Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 20 N. Clark Street, 34th Floor, Chicago, Illinois 60602, and to the Adviser at 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042, or at such other address or to such other individual as shall be specified by the party to be given notice.  All notices shall be deemed effective (a) on the date given if delivered personally or by telegram, telex or telecopy or (b) on the date received if mailed by registered or certified mail (return receipt requested) or private courier, to the Adviser and the Sub-Adviser.

13.

Governing Law.  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.

Severability.  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.

Binding Effect.  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms. The Adviser further represents that this Agreement has been duly authorized by appropriate action of the Adviser, the Board and the Fund’s shareholders.

17.

Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

18.

Change of Control.  The Sub-Adviser shall notify Adviser and the Trust in writing at least 30 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

19.

Adviser Registration.  Adviser hereby represents and warrants to Sub-Adviser that the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 and that it will notify Sub-Adviser of any change in its registration status promptly.

20.

Confidentiality.  The Sub-Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure, (ii) such disclosure is compelled by law, or (iii) to its agents or service providers for the purposes of providing the investment advisory services set forth in this Agreement; provided, that such agents and service providers are subject to substantially similar confidentiality obligations.  In addition, the Sub-Adviser, and the Sub-Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Sub-Adviser agrees that, consistent with its Code of Ethics, neither it nor its officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

The Adviser, on its own behalf or on behalf of the Fund, shall not disclose the Sub-Adviser’s information of a confidential nature acquired in consequence of this Agreement, without the written permission of the Sub-Adviser except for information that it is bound to disclose by law, regulation or that is disclosed to its advisers where reasonably necessary for the performance of its professional services provided that such advisers are subject to substantially similar confidentiality obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers, partners or authorized representatives designated below as of the date and year first above written.

ADVISER Azzad Asset Management, Inc.	SUB-ADVISER Ziegler, Lotsoff Capital Management, LLC

By:	By:

Name:	Name :

Title:	Title:

PROXY CARD

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

SPECIAL MEETING OF SHAREHOLDERS [insert date]

This Proxy is being solicited on behalf of the Board of Trustees of Azzad Wise Capital Fund and the Azzad Ethical Fund, each a series of the Azzad Funds. The proxy may be revoked prior to its exercise by filing with the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.  To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  The undersigned hereby appoints as proxies Bashar Qasem and Jamal Elbarmil and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund(s) at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS BELOW.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT.  Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope to Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147.  To vote by phone, call 888.350.3369.  To vote via the Internet, please visit www.azzadfunds.com and follow the instructions. If you vote by phone or via the Internet, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN “X” IN THE APPROPRIATE BOX BELOW.

1.

Proposal 1: To vote for the election of Trustees to the Board of Trustees of the Trust. To withhold your vote for any individual nominee(s), mark “For All Except” box and write the number(s) of the applicable nominee(s) on the line provided (1) Bashar Qasem, (2) Syed Shamshad Husain, (3) Syed K. Raheemullah, and (4) Qamaruddin Ali Yar Khan

|_|  FOR ALL

|_|  AGAINST ALL            |_|  ABSTAIN

|_|  FOR ALL EXCEPT ______________

2.

Proposal 2 - Azzad Ethical Fund Shareholders Only:  To approve the Sub-Advisory Agreement between Azzad Asset Management, Inc. and Ziegler Lotsoff Capital Management, LLC.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

PLEASE DATE AND SIGN THIS PROXY BELOW.

This proxy will not be valid unless it is dated and signed exactly as instructed below.  If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card.  If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:  “ABC Corp., John Doe, Treasurer.”

 --------------------------------------------------

--------------------------------------------------

 Signature

Signature (if held jointly)

------------------------

_______________________________________________

Date

Number of Shares Owned as of Record Date (08/01/12)

INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

         1.  INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears on the proxy card.

         2.  JOINT ACCOUNTS:  Either party may sign.  The name of the party signing should conform exactly to the name shown on the proxy card.

         3.  ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account.  For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts

(1)

ABC Corp................................... ABC Corp. John Doe, Treasurer

(2)

ABC Corp................................... John Doe, Treasurer

(3)

ABC Corp. c/o John Doe, Treasurer.......... John Doe

(4)

ABC Corp. Profit Sharing Plan.............. John Doe, Trustee

Partnership Accounts

(1)

The XYZ Partnership........................ Jane B. Smith, Partner

(2)

Smith and Jones, Limited Partnership....... Jane B. Smith,

General Partner Trust Accounts

(1)

ABC Trust Account.......................... Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee u/t/d 12/18/78........ Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA................ John B. Smith

(2)

Estate of John B. Smith.................... John B. Smith, Jr., Executor